UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 13, 2025

INTELLIGENT BIO SOLUTIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39825	82-1512711
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

135 West, 41st Street, 5th Floor

New York, NY 10036

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 828-8258

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	INBS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08. Shareholder Director Nominations.

To the extent applicable, the information contained in Item 8.01 is incorporated herein by reference.

Item 8.01. Other Events.

On March 13, 2025, the Board determined that the annual meeting of stockholders of Intelligent Bio Solutions Inc. (the “Company”) for the fiscal year ended June 30, 2024 (the “2024 Annual Meeting”), will be held virtually by means of remote communication on or about May 8, 2025, or as otherwise set forth in the Company’s notice and proxy statement for the 2024 Annual Meeting. The Board also set March 18, 2025, as the record date for stockholders entitled to notice of and to vote at the 2024 Annual Meeting.

Because the date of the 2024 Annual Meeting has changed by more than thirty (30) days from the anniversary of the Company’s annual meeting of stockholders for the prior year, and less than seventy (70) days’ notice of the date of the 2024 Annual Meeting is being given, the due dates for the provision of any qualified stockholder proposal or qualified stockholder nominations will be as set forth in this Current Report on Form 8-K.

In accordance with the Company’s amended and restated bylaws (the “Bylaws”), any stockholder who intends to submit a director nomination, including any notice on Schedule 14N, or other proposal regarding any other matter of business to be considered at 2024 Annual Meeting, including those intended to be included in the Company’s proxy statement for the 2024 Annual Meeting in accordance with Rule 14a-8, must ensure that such nomination or proposal is received by the Company’s Corporate Secretary, in writing, at 135 West, 41st Street, 5th Floor, New York, NY 10036, no later than the close of business (5:30 PM Eastern Time) on March 24, 2025, the tenth calendar day following the date of this Current Report on Form 8-K publicly announcing the date of the 2024 Annual Meeting, which the Company believes is also a reasonable time before it begins to print and send its proxy materials.

Stockholder nominations and proposals must comply with all applicable requirements set forth in the rules and regulations of the Securities and Exchange Commission, Delaware law and the Company’s Bylaws. Any proposal submitted after the above deadlines will be considered untimely and not properly brought before the 2024 Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2025
INTELLIGENT BIO SOLUTIONS INC.

	By:	/s/ Spiro Sakiris
	Name:	Spiro Sakiris
	Title:	Chief Financial Officer